UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 23, 2005
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


      DELAWARE                        000-30575                91-2032368
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(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)


4991 CORPORATE DRIVE                                    HUNTSVILLE, AL  35805
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On June 23, 2005, the Stockholders of Avocent Corporation approved the Avocent Corporation 2005 Equity Incentive Plan (the "2005 Plan") that was adopted by the Company's Board of Directors on April 21, 2005. The 2005 Plan and the form of agreements under the 2005 Plan are incorporated herein by reference and filed as Exhibit 99.11 hereto.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
     --------------             ----------------------
     99.11                      Avocent Corporation 2005 Equity Incentive Plan
                                and Form of Agreements


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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

     Date:  June 23, 2005
                            By:/s/ Samuel F. Saracino
                               -------------------------------------------------
                               Samuel F. Saracino
                               Executive Vice President of Legal and
                               Corporate Affairs, General Counsel, and Secretary


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


                                  EXHIBIT INDEX
                                  -------------


Exhibit        Description
-------        -----------
99.11          Avocent Corporation 2005 Equity Incentive Plan and Form of
               Agreements


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